Dear Shareholder:

We are pleased to present this annual report for Oppenheimer Multi-Sector Income Trust for the 12-month period that ended October 31, 2001. On average, the Trust's overall returns lagged behind those of its peer group. We attribute this performance to persistent economic weakness in U.S. and international mar-kets. With the economies of most major markets having slowed, the investment environment has been difficult for credit-risk-sensitive bonds, including many of the high yielding, fixed income securities in which the Trust invests. This weakness was, of course, intensified by the September 11 tragedies.

While we are always disappointed with lagging performance, we measure the Trust's success over full market cycles. Our investment approach is designed to capture compelling values in out-of-favor, income-oriented bonds and wait until they regain what we believe is their true worth. While no one can accurately predict the timing of a turnaround, we are optimistic that it will occur. In addition, the Trust continued to generate a competitive income stream, during the reporting period.

The Trust's performance reflects general market trends. U.S. Treasury and gov-ernment agency securities performed well during the first half of the period in response to lower interest rates, but the agency market weakened during the second half when mortgage-backed securities were adversely affected by a steep increase in the amount of mortgage loan refinancings. High yield corporate bond prices were also adversely affected by the weakening economy, these effects were especially severe among telecommunications companies. On the other hand, investment-grade corporate bonds generally fared relatively well, benefiting from a "flight to quality" among investors in this uncertain economy. Many for-eign bonds were hurt by economic slowdowns in developed markets and isolated financial crises in the emerg-ing markets. For example, severe fiscal problems in Argentina caused its bond prices to fall sharply.

In this difficult environment, we attempted during the second half of the reporting period to improve the Trust's overall credit quality. As part of that effort, we reduced the Trust's exposure to the emerging markets, including vir-tually eliminating our holdings of Argentine bonds, and more recently, holdings from nations subject to heightened political risks, such asPakistan, Egypt and Algeria. Instead, we have modestly increased the Trust's international exposure to the bonds of developed nations.

Our shift to a more defensive position also included reducing our holdings of high yield corporate bonds, especially within the telecommunications sector. We instead took advantage of opportunities in traditionally defensive areas--such as basic materials and financial services--that tend to hold their value better during economic downturns. Similarly, because of greater prepayment risks in a lowinterest rate environment, we recently reduced the percentage of assets invested in mortgage-backed securities.

The Trust's quantitative modeling strategies helped produce positive results, adding incrementally to returns. Our interest rate model suggested a bullish posture, and performance benefited when interest rates continued to fall. Our yield curve model suggested that the differences in yields between short- and long-term bonds would widen. Indeed, this turned out to be an accurate fore-cast, and the Trust benefited. In addition, our credit risk model suggested that the Nasdaq Composite Index would decline. The trades we made in accordance with the model's results helped partially mitigate the otherwise poor perform-ance of high yield bonds.

In summary, we have adhered to the Trust's longstanding strategy of buying fixed income securities according to their fundamental strengths. A look at past periods of economic weakness suggests that the credit-risk-sensitive areas of the bond market tend to "overshoot" when news is bad, and that they subse-quently rebound to more normal price levels as the economy recovers. In our view, lower interest rates and recent tax cuts should eventually fuel a resur-gence of economic growth and a recovery of many of the market sectors in which the Trust invests. The Fed has already injected considerable amounts of liquidity into the banking system, and we believe more is likely to come in order to ensure the continued good health of the world's financial operations and to stimulate economic growth.

During this challenging time, we urge our shareholders to maintain a long-term perspective and to judge the Trust's performance over full market cycles. A long-term perspective is not just a basic principle of successful investing, it is central to what makes Oppenheimer Multi-Sector Income Trust part of The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
President
Oppenheimer Multi-Sector Income Trust
November 21, 2001

                                  [CHART]

Investment Breakdown:
Oppenheimer Multi-Sector
Income Trust
as of 10/31/01:/1/
                        Asset-Backed           47.0%
                        Corporate              26.3
                        International          21.0
                        Money Market            2.7
                        U.S. Government         1.6
                        Convertible             1.4

1. Portfolio composition is subject to change. Chart is based on total market value of investments.

Statement of Investments October 31, 2001

Oppenheimer Multi-Sector Income Trust

                                                         Principal  Market Value
                                                           Amount    See Note 1
                                                         ---------- ------------
U.S. Government Sector--2.2%
U.S. Government Obligations--2.2%
U.S. Treasury Bonds:
 6.375%, 8/15/27(/1/)(/2/).............................. $2,000,000  $2,368,594
 STRIPS, 5.99%, 11/15/18(/1/)(/3/)......................  1,100,000     448,917
U.S. Treasury Nts.:
 5.25%, 5/15/04(/1/)....................................    700,000     743,094
 6.50%, 2/15/10.........................................  1,540,000   1,787,724
                                                                     ----------
                                                                      5,348,329
                                                                     ----------

                                           Date   Strike  Contracts
                                          ------- ------  ---------
Options Purchased--0.0%
U.S. Treasury Nts., 5%, 8/15/11
 Call(/4/)............................... 11/7/01 103.21%   2,300       62,891
                                                                    ----------
Total U.S. Government Sector (Cost
 $4,847,288).............................                            5,411,220
                                                                    ----------

                                                              Shares
                                                              ------
Convertible Sector--1.9%
Preferred Stocks--1.4%
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg....  4,000     200,000
Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(/5/).....................    985     977,612
 13% Sr. Exchangeable, Non-Vtg.(/5/)........................    413     405,772
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-
 Vtg.(/4/)(/5/).............................................    249          25
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, Non-Vtg.(/4/)(/6/)...............................  4,000      57,000
Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable, Non-
 Vtg.(/4/)(/5/).............................................  4,000      13,000
Intermedia Communications, Inc., 13.50% Exchangeable, Series
 B(/5/).....................................................    600     634,500
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
 Exchangeable, Non-Vtg.(/4/)(/5/)(/6/)......................  3,031         379
Nextel Communications, Inc., 11.125% Exchangeable, Series E,
 Non-Vtg.(/5/)..............................................    450     172,125
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
 Non-Vtg.(/5/)..............................................     28     248,500
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-
 Vtg.(/5/)..................................................    302     257,455
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series
 A(/4/).....................................................  5,750     541,938
                                                                     ----------
                                                                      3,508,306
                                                                     ----------

Oppenheimer Multi-Sector Income Trust


                                                                   Market Value
                                                            Units   See Note 1
                                                           ------- ------------
Rights, Warrants and Certificates--0.5%
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(/4/)(/6/)..      404  $        4
Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(/4/)(/6/)..................................    6,053         --
 Exp. 1/23/03(/4/)(/6/)..................................    3,455         --
 Exp. 9/1/04(/4/)(/6/)...................................   10,150         --
COLO.com, Inc. Wts., Exp. 3/15/10(/4/)(/6/)..............      300           3
Concentric Network Corp. Wts., Exp. 12/15/07(/4/)(/6/)...      600         360
Decrane Aircraft Holdings, Inc. Wts., Exp.
 9/30/08(/4/)(/6/).......................................      800         --
e.spire Communications, Inc. Wts., Exp.
 11/1/05(/4/)(/6/).......................................      700          14
Equinix, Inc. Wts., Exp. 12/1/07(/4/)(/6/)...............      400       6,050
Horizon PCS, Inc. Wts., Exp. 10/1/10(/4/)(/6/)...........      999      50,075
ICG Communications, Inc. Wts., Exp. 9/15/05(/4/)(/6/)....    4,125          41
ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(/4/)(/6/)..................................    6,035         302
 Exp. 5/16/06(/6/).......................................        9           2
In-Flight Phone Corp. Wts., Exp. 8/31/02(/4/)(/6/).......      900         --
Insilco Corp. Wts., Exp. 8/15/07(/4/)(/6/)...............      720           7
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(/4/)(/6/)..      920          46
Leap Wireless International, Inc. Wts., Exp.
 4/15/10(/4/)(/6/).......................................      400      16,050
Long Distance International, Inc. Wts., Exp.
 4/13/08(/4/)(/6/).......................................      400           2
Loral Space & Communications Ltd. Wts., Exp.
 1/15/07(/4/)(/6/).......................................      975          10
Millenium Seacarriers, Inc. Wts., Exp.
 7/15/05(/4/)(/6/).......................................      700           7
Morgan Stanley Dean Witter & Co. Wts., Exp. 6/5/03(/6/)..  124,725     999,272
Ntelos, Inc. Wts., Exp. 8/15/10(/4/)(/6/)................      500       2,562
Pathmark Stores, Inc. Wts., Exp. 9/19/10(/6/)............    6,738      60,642
Protection One, Inc. Wts., Exp. 6/30/05(/4/)(/6/)........    6,400         320
Republic Technologies International LLC Wts., Exp.
 7/15/09(/4/)(/6/).......................................      200           2
Verado Holdings, Inc., Cl. B Wts., Exp.
 4/15/08(/4/)(/6/).......................................      500         938
                                                                    ----------
                                                                     1,136,709
                                                                    ----------
Total Convertible Sector (Cost $6,143,654)...............            4,645,015
                                                                    ----------

Oppenheimer Multi-Sector Income Trust

                                                                   Market Value
                                                          Shares    See Note 1
                                                        ---------- ------------
Corporate Sector--35.7%
Common Stocks--0.1%
Aurora Foods, Inc.(/4/)(/6/)..........................       5,313  $   11,556
Capital Gaming International, Inc.(/4/)(/6/)..........          18         --
Focal Communications Corp.(/6/).......................     138,744      72,147
ICO Global Communication Holdings Ltd.(/6/)...........      24,061      48,122
OpTel, Inc., Non-Vtg.(/4/)(/6/).......................         815           8
Star Gas Partners LP..................................         220       4,732
WRC Media Corp.(/4/)(/6/).............................         676           7
                                                                    ----------
                                                                       136,572
                                                                    ----------

                                                        Principal
                                                          Amount
                                                        ----------
Corporate Bonds and Notes--35.2%
Aerospace/Defense--0.5%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts.,
 5/15/11..............................................  $  200,000     211,000
BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11..................     200,000     151,000
 9.50% Sr. Unsec. Sub. Nts., 11/1/08..................     200,000     160,000
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub.
 Nts., Series B, 9/30/08..............................     800,000     724,000
                                                                    ----------
                                                                     1,246,000
                                                                    ----------
Chemicals--0.7%
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr.
 Unsec. Disc. Nts., 13.08%, 12/31/09(/3/).............   1,150,000     244,375
Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07...............     100,000      96,250
 9.875% Sec. Nts., Series B, 5/1/07...................     400,000     385,000
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts.,
 6/15/07(/6/)(/7/)....................................     400,000      92,000
Polymer Group, Inc.:
 8.75% Sr. Sub. Nts., 3/1/08..........................     500,000     192,500
 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07............     250,000      96,250
Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(/7/)............     200,000      25,000
 12.375% Sr. Sec. Nts., Series B, 7/15/06(/7/)........     600,000     492,000
                                                                    ----------
                                                                     1,623,375
                                                                    ----------

Oppenheimer Multi-Sector Income Trust

                                                       Principal    Market Value
                                                         Amount      See Note 1
                                                     -------------- ------------
Consumer Non-Durables--0.8%
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08..........  $      600,000  $  570,000
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub.
 Nts., Series B, 5/15/08...........................         293,000     295,197
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B,
 10/1/03(/7/)......................................         370,000      94,350
Globe Manufacturing Corp., 10% Sr. Unsec. Sub.
 Nts., Series B, 8/1/08(/4/)(/7/)..................         400,000         --
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
 Series B, 11/15/07................................         400,000      92,000
Levi Strauss & Co., 11.625% Sr. Unsec. Nts.,
 1/15/08...........................................         100,000      70,500
Revlon Consumer Products Corp., 9% Sr. Nts.,
 11/1/06...........................................         600,000     435,000
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts.,
 12/15/05..........................................         400,000     336,000
Styling Technology Corp., 10.875% Sr. Unsec. Sub.
 Nts., 7/1/08(/4/)(/6/)(/7/).......................         400,000          40
                                                                     ----------
                                                                      1,893,087
                                                                     ----------
Energy--3.0%
Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts.,
 4/1/11............................................       1,000,000     980,000
Denbury Management, Inc., 9% Sr. Sub. Nts.,
 3/1/08............................................         400,000     374,000
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09......         600,000     639,000
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts.,
 Series B, 2/15/08(/4/)............................         380,000     267,900
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr.
 Nts., 8/1/08(/8/).................................         750,000     716,250
Nuevo Energy Co., 9.375% Sr. Unsec. Sub. Nts.,
 Series B, 10/1/10.................................         300,000     289,500
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts.,
 Series B, 5/15/08.................................         484,000     517,880
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B,
 5/15/07...........................................         790,000     805,800
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08..         800,000     732,000
SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11..........         500,000     475,000
Statia Terminals International NV/Statia Terminals
 (Canada), Inc., 11.75% First Mtg. Nts., Series B,
 11/15/03(/4/).....................................         200,000     208,000
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07...         535,000     553,725
Universal Compression Holdings, Inc., 0%/9.875% Sr.
 Disc. Nts., 2/15/08(/9/)..........................         700,000     654,500
                                                                     ----------
                                                                      7,213,555
                                                                     ----------
Financial--3.1%
AmeriCredit Corp., 9.875% Gtd. Sr. Nts., 4/15/06...         300,000     262,500
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A,
 3/15/05(/7/)......................................         400,000      90,000
Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/08.....         300,000     144,000
Development Bank of Japan (The), 1.75% Unsec. Nts.,
 6/21/10...........................................  JPY 63,000,000     539,827
Fuji JGB Investment LLC:
 9.87% Non-Cum. Bonds, Series A, 12/31/49(/10/)....         140,000     132,526
 9.87% Non-Cum. Bonds, Series A,
  12/31/49(/8/)(/10/)..............................       1,595,000   1,509,853

Oppenheimer Multi-Sector Income Trust

                                                       Principal   Market Value
                                                        Amount      See Note 1
                                                     ------------- ------------
Financial (Continued)
IBJ Preferred Capital Co. (The) LLC:
 8.79% Bonds, 12/29/49(/8/)(/10/)..................  $   1,210,000  $1,078,691
 8.79% Non-Cum. Bonds, Series A, 12/29/49(/10/)....         85,000      75,776
IStar Financial, Inc., 8.75% Sr. Unsec. Nts.,
 8/15/08...........................................        250,000     250,975
KFW International Finance, Inc., 1.75% Bonds,
 3/23/10...........................................  JPY 5,000,000      43,597
LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts.,
 3/2/07............................................        250,000     271,250
Meristar Hospitality Corp., 9.125% Sr. Nts.,
 1/15/11...........................................        400,000     344,000
Pemex Project Funding Master Trust, 9.125% Unsec.
 Unsub. Nts., 10/13/10.............................      1,545,000   1,626,112
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr.
 Sec. Nts., Series B, 4/1/08(/4/)..................        700,000     682,500
Tokai Preferred Capital Co. LLC, 9.98% Non-Cum.
 Bonds, Series A, 12/29/49(/8/)(/10/)..............        575,000     549,303
                                                                    ----------
                                                                     7,600,910
                                                                    ----------
Food & Drug--0.5%
Family Restaurants, Inc., 9.75% Sr. Nts.,
 2/1/02(/4/)(/6/)(/7/).............................        300,000      16,875
Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08...................        200,000     210,000
 10.625% Sr. Sub. Nts., Series B, 7/31/07..........        400,000     405,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts.,
 10/15/07..........................................        775,000     716,875
                                                                    ----------
                                                                     1,348,750
                                                                    ----------
Food/Tobacco--0.4%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B,
 7/1/08............................................        300,000     259,500
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series
 B, 2/1/05.........................................        650,000     393,250
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub.
 Nts., 2/15/08.....................................        400,000     396,000
                                                                    ----------
                                                                     1,048,750
                                                                    ----------
Forest Products/Containers--1.5%
Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06(/4/)................        300,000     315,000
 8.25% Sr. Unsec. Sub. Nts., 8/1/08(/4/)...........        400,000     420,000
Gaylord Container Corp., 9.75% Sr. Unsec. Nts.,
 Series B, 6/15/07.................................        300,000     244,500
Packaging Corp. of America, 9.625% Sr. Unsec. Sub.
 Nts., 4/1/09......................................        300,000     326,250
Riverwood International Corp.:
 10.25% Sr. Nts., 4/1/06...........................        600,000     624,000
 10.875% Sr. Sub. Nts., 4/1/08.....................        400,000     388,000
SD Warren Co., 14% Unsec. Nts., 12/15/06(/5/)......        556,199     603,476

Oppenheimer Multi-Sector Income Trust

                                                         Principal  Market Value
                                                           Amount    See Note 1
                                                         ---------- ------------
Forest Products/Containers (Continued)
Stone Container Corp.:
 9.25% Sr. Unsec. Nts., 2/1/08.........................  $  250,000  $  263,750
 9.75% Sr. Unsec. Nts., 2/1/11.........................     400,000     423,000
                                                                     ----------
                                                                      3,607,976
                                                                     ----------
Gaming/Leisure--2.4%
Aztar Corp., 9% Sr. Sub. Nts., 8/15/11(/8/)............     250,000     253,125
Capital Gaming International, Inc., 11.50% Promissory
 Nts., 8/1/1995(/4/)(/6/)(/7/).........................       5,500         --
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07........     435,000     337,125
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11(/8/).........     285,000     256,500
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07....     700,000     741,125
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts.,
 Series B, 8/1/07......................................     500,000     476,250
Meristar Hospitality Corp., 9% Sr. Nts., 1/15/08.......     200,000     174,000
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11..   1,100,000   1,023,000
Mohegan Tribal Gaming Authority:
 8.375% Sr. Sub. Nts., 7/1/11(/8/).....................     400,000     416,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09....................     500,000     525,000
Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(/9/)....................     500,000     425,000
 9.25% Sr. Nts., 4/1/06................................     300,000     301,500
Six Flags Entertainment Corp., 8.875% Sr. Nts.,
 4/1/06................................................     440,000     443,300
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07....     300,000     294,000
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
 12.25% Mtg. Nts., 11/15/04............................     200,000     182,500
                                                                     ----------
                                                                      5,848,425
                                                                     ----------
Healthcare--2.1%
DaVita, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B,
 4/15/11...............................................     500,000     527,500
Fresenius Medical Care Capital Trust II, 7.875% Nts.,
 2/1/08................................................     600,000     603,000
ICN Pharmaceuticals, Inc., 9.75% Sr. Nts.,
 11/15/08(/4/).........................................     415,000     460,650
Magellan Health Services, Inc., 9% Sr. Sub. Nts.,
 2/15/08...............................................     550,000     536,250
Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08........     250,000     271,250
 8.625% Sr. Sub. Nts., 1/15/07.........................     750,000     794,250
Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B,
 5/1/09................................................   1,500,000   1,620,000
VanGuard Health Systems, Inc., 9.75% Sr. Sub. Nts.,
 8/1/11(/8/)...........................................     400,000     422,000
                                                                     ----------
                                                                      5,234,900
                                                                     ----------

Oppenheimer Multi-Sector Income Trust

                                                        Principal Market Value
                                                         Amount    See Note 1
                                                        --------- ------------
Housing--0.8%
Blum CB Corp., 11.25% Sr. Unsec. Sub. Nts.,
 6/15/11(/8/).......................................... $250,000   $  213,750
D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10........  500,000      503,750
KB Home, 9.50% Sr. Unsec. Sub. Nts., 2/15/11...........  500,000      498,125
Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07..............  300,000      293,145
 9.25% Sr. Nts., Series B, 3/15/07.....................  300,000      292,500
 9.875% Sr. Unsec. Sub. Nts., 6/15/11..................  100,000       90,000
                                                                   ----------
                                                                    1,891,270
                                                                   ----------
Information Technology--0.8%
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts.,
 2/15/08...............................................  500,000      427,500
Cherokee International LLC, 10.50% Sr. Unsec. Sub.
 Nts., Series B, 5/1/09................................  500,000      267,500
Chippac International Ltd., 12.75% Sr. Unsec. Sub.
 Nts., Series B, 8/1/09................................  200,000      151,000
Fairchild Semiconductor Corp.:
 10.375% Sr. Unsec. Nts., 10/1/07......................  500,000      507,500
 10.50% Sr. Unsec. Sub. Nts., 2/1/09...................  350,000      358,750
Fisher Scientific International, Inc., 9% Sr. Unsec.
 Sub. Nts., 2/1/08.....................................  185,000      188,700
                                                                   ----------
                                                                    1,900,950
                                                                   ----------
Manufacturing--1.5%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09...............  300,000      316,500
Agco Corp., 9.50% Sr. Unsec. Nts., 5/1/08..............  500,000      517,500
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09................  400,000      214,000
Burke Industries, Inc., 10% Sr. Sub. Nts.,
 8/15/07(/4/)(/7/).....................................  700,000       63,000
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub.
 Nts., 3/1/08..........................................  350,000      171,500
Grove Worldwide LLC, 9.25% Sr. Sub. Nts.,
 5/1/08(/4/)(/7/)......................................  700,000       31,500
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub.
 Nts., 8/1/07(/4/).....................................  600,000      393,000
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(/4/).........  800,000      124,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
 Series B, 6/1/05......................................  700,000      612,500
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts.,
 7/1/08(/4/)...........................................  280,000       51,800
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub.
 Nts., Series B, 6/15/07(/4/)..........................  500,000      432,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08.......  300,000      286,500
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03.....  525,000      506,625
                                                                   ----------
                                                                    3,720,925
                                                                   ----------
Media/Entertainment: Broadcasting--1.0%
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts.,
 Series B, 6/15/07.....................................  700,000      736,750
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts.,
 7/1/08................................................  500,000      515,000

Oppenheimer Multi-Sector Income Trust

                                                        Principal  Market Value
                                                          Amount    See Note 1
                                                        ---------- ------------
Media/Entertainment: Broadcasting (Continued)
Emmis Communications Corp., 8.125% Sr. Unsec. Sub.
 Nts., Series B, 3/15/09..............................  $  600,000  $  574,500
Radio One, Inc., 8.875% Sr. Sub. Nts., 7/1/11(/8/)....     200,000     209,500
Spanish Broadcasting System, Inc., 9.625% Sr. Sub.
 Nts., 11/1/09........................................     300,000     284,250
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs.,
 6/15/07..............................................     100,000      84,000
                                                                    ----------
                                                                     2,404,000
                                                                    ----------
Media/Entertainment: Cable/Wireless Video--3.0%
Adelphia Communications Corp.:
 8.125% Sr. Nts., Series B, 7/15/03...................     250,000     240,313
 8.375% Sr. Nts., Series B, 2/1/08....................     100,000      89,000
 9.875% Sr. Nts., Series B, 3/1/07....................     565,000     531,100
 10.25% Sr. Unsec. Sub. Nts., 6/15/11.................     950,000     888,250
 10.875% Sr. Unsec. Nts., 10/1/10.....................     300,000     289,500
Charter Communications Holdings LLC/Charter
 Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(/9/)..........     850,000     601,375
 10% Sr. Nts., 4/1/09.................................     100,000     102,500
 10% Sr. Unsec. Sub. Nts., 5/15/11....................     200,000     203,000
 10.75% Sr. Unsec. Nts., 10/1/09......................   1,500,000   1,578,750
 11.125% Sr. Unsec. Nts., 1/15/11.....................     400,000     425,000
Classic Cable, Inc., 10.50% Sr. Sub. Nts.,
 3/1/10(/7/)..........................................     300,000     102,000
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts.,
 10/1/07..............................................     750,000     787,500
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09....     500,000     512,500
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec.
 Nts., 1/15/13........................................     700,000     717,500
NTL, Inc., 10% Sr. Nts., Series B, 2/15/07............     250,000     138,750
United International Holdings, Inc., 0%/10.75% Sr.
 Disc. Nts., Series B, 2/15/08(/9/)...................     600,000      99,000
                                                                    ----------
                                                                     7,306,038
                                                                    ----------
Media/Entertainment: Diversified Media--1.1%
Adelphia Communications Corp., 10.25% Sr. Unsec. Nts.,
 11/1/06..............................................     400,000     382,000
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts.,
 2/1/11...............................................     500,000     457,500
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11..   1,000,000     790,000
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07..     500,000     515,625
Penton Media, Inc., 10.375% Sr. Sub. Nts.,
 6/15/11(/8/).........................................     250,000     152,500
WRC Media, Inc./Weekly Reader Corp./Compass Learning
 Corp., 12.75% Sr. Sub. Nts., 11/15/09................     500,000     482,500
                                                                    ----------
                                                                     2,780,125
                                                                    ----------

Oppenheimer Multi-Sector Income Trust

                                                        Principal  Market Value
                                                          Amount    See Note 1
                                                        ---------- ------------
Media/Entertainment: Telecommunications--1.3%
Allegiance Telecom, Inc., 0%/11.75% Sr. Unsec. Disc.
 Nts., Series B, 2/15/08(/9/).........................    $500,000   $205,000
COLO.com, Inc., 13.875% Sr. Nts.,
 3/15/10(/4/)(/6/)(/7/)...............................     300,000     51,000
Concentric Network Corp., 12.75% Sr. Unsec. Nts.,
 12/15/07.............................................     495,000     91,575
Covad Communications Group, Inc., 0%/13.50% Sr. Disc.
 Nts., 3/15/08(/7/)(/9/)..............................     300,000     46,500
Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(/4/)......     400,000    122,000
Exodus Communications, Inc., 11.25% Sr. Nts.,
 7/1/08(/7/)..........................................     500,000    111,250
Focal Communications Corp., 11.875% Sr. Unsec. Nts.,
 Series B, 1/15/10....................................      75,000     27,375
Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts.,
 8/1/07...............................................     200,000     32,000
Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10..........     300,000     61,500
Intermedia Communications, Inc., 0%/12.25% Sr. Disc.
 Nts., Series B, 3/1/09(/9/)..........................     500,000    432,500
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc.
 Nts., 2/15/08(/9/)...................................     900,000     31,500
Leap Wireless International, Inc., 0%/14.50% Sr.
 Unsec. Disc. Nts., 4/15/10(/9/)......................     500,000    165,000
Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(/9/)...............     750,000    187,500
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(/9/).......     600,000    126,000
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09......     400,000     93,000
Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09...............................     300,000     67,500
 10% Sr. Unsec. Nts., Series B, 11/15/08..............     200,000     45,000
MGC Communications, Inc./Mpower Holding Corp., 13% Sr.
 Unsec. Nts., 4/1/10..................................     200,000     31,000
NorthPoint Communications Group, Inc., 12.875% Nts.,
 2/15/10(/6/)(/7/)....................................     300,000     58,500
Ntelos, Inc., 13% Sr. Nts., 8/15/10(/4/)..............     500,000    377,500
OpTel, Inc., 13% Sr. Nts., Series B,
 2/15/05(/4/)(/6/)(/7/)...............................     250,000    101,250
PSINet, Inc.:
 10.50% Sr. Unsec. Nts., 12/1/06(/7/).................  EUR500,000     28,147
 11% Sr. Nts., 8/1/09(/7/)............................     600,000     45,000
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10...........     179,000     65,335
Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts.,
 Series B, 2/15/10(/7/)...............................     400,000     19,000
Teligent, Inc., 11.50% Sr. Nts., 12/1/07(/4/)(/7/)....     200,000      1,000
Time Warner Telecom LLC/Time Warner Telecom, Inc.,
 9.75% Sr. Nts., 7/15/08..............................     200,000    153,000
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub.
 Nts., 2/1/11.........................................     200,000    153,000
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(/7/)......     195,000        975
Williams Communications Group, Inc.:
 10.875% Sr. Unsec. Nts., 10/1/09.....................     200,000     85,000
 11.875% Sr. Unsec. Nts., 8/1/10......................     100,000     42,500

Oppenheimer Multi-Sector Income Trust

                                                        Principal  Market Value
                                                          Amount    See Note 1
                                                        ---------- ------------
Media/Entertainment: Telecommunications (Continued)
XO Communications, Inc.:
 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(/9/).........  $  200,000  $   17,000
 9% Sr. Unsec. Nts., 3/15/08..........................     250,000      43,750
 9.625% Sr. Nts., 10/1/07.............................     100,000      17,500
 10.75% Sr. Unsec. Nts., 11/15/08.....................     200,000      39,000
                                                                    ----------
                                                                     3,174,657
                                                                    ----------
Media/Entertainment: Wireless Communications--4.6%
Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts.,
 2/1/11...............................................     200,000     199,000
American Cellular Corp., 9.50% Sr. Sub. Nts.,
 10/15/09.............................................     600,000     606,000
American Tower Corp., 9.375% Sr. Nts., 2/1/09.........     500,000     408,750
CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc.
 Nts., 10/1/07(/4/)(/7/)(/9/).........................     554,000         693
Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(/9/)..............     550,000     327,250
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(/9/)......     800,000     644,000
 9.375% Sr. Nts., 8/1/11..............................     200,000     175,000
Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts.,
 10/1/10(/9/).........................................   1,000,000     500,000
Leap Wireless International, Inc., 12.50% Sr. Nts.,
 4/15/10..............................................     400,000     286,000
Loral Space & Communications Ltd., 9.50% Sr. Nts.,
 1/15/06..............................................     250,000     136,250
Millicom International Cellular SA, 13.50% Sr. Disc.
 Nts., 6/1/06.........................................     205,000     126,075
Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(/9/)...............     250,000     155,625
 9.375% Sr. Unsec. Nts., 11/15/09.....................     400,000     282,000
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(/8/)........     200,000     231,000
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
 8/15/04(/4/)(/6/)(/7/)...............................     175,000       3,500
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts.,
 1/15/07(/4/)(/9/)....................................   1,150,000     546,250
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts.,
 3/15/08(/9/).........................................     200,000      89,000
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B,
 5/15/08..............................................     600,000     609,000
SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(/9/)............   1,300,000     916,500
 10.25% Sr. Unsec. Nts., 2/1/09.......................     200,000     161,000
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts.,
 7/15/08(/9/).........................................     600,000     201,000
TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(/9/)..     200,000     176,500
 10.625% Sr. Unsec. Sub. Nts., 7/15/10................     800,000     932,000

Oppenheimer Multi-Sector Income Trust

                                                        Principal  Market Value
                                                          Amount    See Note 1
                                                        ---------- ------------
Media/Entertainment: Wireless Communications
 (Continued)
Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(/9/)...  $  400,000 $   349,500
 10.375% Sr. Sub. Nts., 1/15/11.......................     500,000     576,250
Triton PCS, Inc.:
 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(/9/).......     250,000     228,750
 9.375% Sr. Unsec. Sub. Nts., 2/1/11..................     100,000     105,500
US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc.
 Nts., Series B, 11/1/09(/9/).........................     800,000     508,000
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts.,
 11/15/09.............................................   1,500,000   1,717,500
                                                                   -----------
                                                                    11,197,893
                                                                   -----------
Metals/Minerals--1.1%
AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09......................     300,000     282,000
 9.125% Sr. Nts., 12/15/06............................     250,000     250,000
Century Aluminum Co., 11.75% Sr. Sec. Nts.,
 4/15/08(/8/).........................................     400,000     394,500
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series
 B, 5/15/08...........................................     800,000     464,000
Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06.................     300,000     220,500
 12.75% Sr. Sub. Nts., 2/1/03.........................     500,000     242,500
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts.,
 7/15/08(/9/).........................................     500,000     191,875
Metallurg, Inc., 11% Sr. Nts., 12/1/07(/4/)...........     200,000     173,000
National Steel Corp., 9.875% First Mtg. Bonds, Series
 D, 3/1/09............................................     250,000      63,750
United States Steel LLC, 10.75% Sr. Nts., 8/1/08......     500,000     452,500
                                                                   -----------
                                                                     2,734,625
                                                                   -----------
Retail--0.5%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts.,
 5/1/08(/9/)..........................................     500,000     347,500
Finlay Enterprises, Inc., 9% Debs., 5/1/08............     500,000     427,500
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08....     300,000     263,250
Ingram Micro, Inc., 9.875% Sr. Sub. Nts.,
 8/15/08(/8/).........................................     300,000     277,500
                                                                   -----------
                                                                     1,315,750
                                                                   -----------
Service--2.1%
Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09.............     100,000      99,500
 8.875% Sr. Nts., Series B, 4/1/08....................   1,000,000   1,030,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09...........   1,000,000   1,017,500
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts.,
 3/15/08(/4/)(/9/)....................................     150,000      10,875

Oppenheimer Multi-Sector Income Trust

                                                        Principal  Market Value
                                                          Amount    See Note 1
                                                        ---------- ------------
Service (Continued)
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts.,
 3/15/08(/4/).........................................  $  400,000 $   200,000
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06....     600,000     165,000
Comforce Operating, Inc., 12% Sr. Nts., Series B,
 12/1/07..............................................     200,000     151,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07............     600,000     591,000
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec.
 Sub. Nts., 8/15/08...................................     610,000     619,150
Kindercare Learning Centers, Inc., 9.50% Sr. Sub.
 Nts., 2/15/09........................................     250,000     243,750
Protection One, Inc./Protection One Alarm Monitoring,
 Inc., 7.375% Sr. Unsec. Nts., 8/15/05................     400,000     322,000
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts.,
 5/15/09(/4/)(/6/)(/7/)...............................      50,000           5
United Rentals, Inc.:
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09........     250,000     235,000
 10.75% Sr. Unsec. Nts., 4/15/08(/8/).................     500,000     527,500
                                                                   -----------
                                                                     5,212,280
                                                                   -----------
Transportation--1.2%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05..   1,000,000     467,500
Amtran, Inc., 10.50% Sr. Nts., 8/1/04.................   1,450,000     906,250
Atlas Air, Inc.:
 9.25% Sr. Nts., 4/15/08..............................     200,000     141,000
 9.375% Sr. Unsec. Nts., 11/15/06.....................     300,000     211,500
Dura Operating Corp., 9% Sr. Unsec. Sub. Nts., Series
 D, 5/1/09............................................     600,000     513,000
Navigator Gas Transport plc, 10.50% First Priority
 Ship Mtg. Nts., 6/30/07(/8/).........................     750,000     343,125
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts.,
 Series D, 6/15/07....................................     400,000     122,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08.........     500,000     212,500
                                                                   -----------
                                                                     2,916,875
                                                                   -----------
Utility--1.2%
AES Corp. (The), 8.75% Sr. Unsec. Unsub. Nts.,
 6/15/08..............................................     250,000     235,000
Azurix Corp., 10.75% Sr. Unsec. Nts., Series B,
 2/15/10..............................................     200,000     177,000
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts.,
 Series B, 12/15/09...................................     500,000     484,375
CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07....     800,000     864,640
El Paso Electric Co., 9.40% First Mtg. Sec. Nts.,
 Series E, 5/1/11.....................................     470,000     536,959
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds,
 Series B, 12/30/11...................................     500,000     529,173
                                                                   -----------
                                                                     2,827,147
                                                                   -----------
                                                                    86,048,263
                                                                   -----------

Oppenheimer Multi-Sector Income Trust

                                                        Principal   Market Value
                                                         Amount      See Note 1
                                                      ------------- ------------
Loan Participations--0.4%
Shoshone Partners Loan Trust Sr. Nts., 4.03%,
 4/28/02 (representing a basket of reference loans
 and a total return swap between Chase Manhattan
 Bank and the Trust)(/4/)(/10/).....................  $   2,500,000 $ 1,013,545
                                                                    -----------
Total Corporate Sector (Cost $107,342,766)..........                 87,198,380
                                                                    -----------
International Sector--28.6%
Corporate Bonds and Notes--5.2%
Chemicals--0.1%
Messer Griesheim Holding AG, 10.375% Sr. Nts.,
 6/1/11(/4/)........................................  EUR   400,000     362,081
                                                                    -----------
Energy--0.7%
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08...      1,200,000     990,000
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27...        585,000     606,937
                                                                    -----------
                                                                      1,596,937
                                                                    -----------
Financial--1.0%
Eurofima, 7.50% Sr. Unsec. Unsub. Nts., 11/4/02.....  DEM   770,000     367,934
European Investment Bank, 3% Eligible Interest Nts.,
 9/20/06............................................  JPY45,000,000     413,623
Gold Eagle Capital Ltd., 7.981% Sec. Nts.,
 4/8/02(/4/)(/10/)..................................        500,000     503,950
Hanvit Bank:
 12.75% Unsec. Sub. Nts., 3/1/10(/8/)(/9/)..........         85,000      91,964
 12.75% Unsec. Sub. Nts., 3/1/10(/9/)...............        430,000     465,228
Inter-American Development Bank, 1.90% Unsec. Bonds,
 7/8/09.............................................  JPY 9,000,000      79,353
Korea Exchange Bank:
 13.75% Unsec. Sub. Bonds, 6/30/10(/9/).............        395,000     424,131
 13.75% Unsec. Unsub. Bonds, 6/30/10(/8/)(/10/).....         20,000      21,518
Oesterreichische Kontrollbank AG, 1.80% Unsec. Nts.,
 3/22/10............................................  JPY 5,000,000      43,748
                                                                    -----------
                                                                      2,411,449
                                                                    -----------
Food/Tobacco--0.5%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec.
 Sub. Nts., 11/15/07(/4/)...........................        565,000     423,750
United Biscuits Finance plc, 10.75% Sr. Sub. Nts.,
 4/15/11(/8/).......................................  GBP   500,000     787,140
                                                                    -----------
                                                                      1,210,890
                                                                    -----------
Forest Products/Containers--0.1%
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04......        750,000     202,500
                                                                    -----------
Gaming/Leisure--0.3%
Intrawest Corp., 9.75% Sr. Nts., 8/15/08............        700,000     644,000
                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                      Principal   Market Value
                                                        Amount     See Note 1
                                                     ------------ ------------
Information Technology--0.1%
Flextronics International Ltd., 9.875% Sr. Unsec.
 Sub. Nts., 7/1/10.................................. $    200,000  $  209,000
                                                                   ----------
Media/Entertainment: Cable/Wireless Video--1.6%
Diamond Cable Communications plc, 11.75% Sr. Disc.
 Nts., 12/15/05.....................................    1,600,000     784,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08.......      200,000     145,000
NTL Communications Corp.:
 0%/11.50% Sr. Nts., 11/15/09(/9/).................. EUR  750,000     224,612
 0%/12.375% Sr. Unsec. Nts., Series B,
  10/1/08(/9/)......................................      200,000      77,000
 9.875% Sr. Unsec. Nts., Series B, 11/15/09......... EUR  500,000     237,560
 11.50% Sr. Unsec. Nts., Series B, 10/1/08..........      700,000     409,500
NTL, Inc., 0%/10.75% Sr. Unsec. Unsub. Nts., Series
 B, 4/1/08(/9/)..................................... GBP  250,000     138,159
Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(/9/)..............      250,000     108,125
 0%/9.875% Sr. Disc. Nts., 4/15/09(/9/)............. GBP  450,000     294,496
 11% Sr. Disc. Debs., 10/1/07.......................      500,000     392,500
 11.25% Sr. Nts., 11/1/08...........................    1,035,000     822,825
United Pan-Europe Communications NV:
 0%/13.75% Sr. Unsec. Disc. Nts., Series B,
  2/1/10(/9/).......................................    1,000,000      86,250
 10.875% Sr. Nts., 8/1/09........................... EUR  750,000      92,885
                                                                   ----------
                                                                    3,812,912
                                                                   ----------
Media/Entertainment: Diversified Media--0.1%
Imax Corp., 7.875% Sr. Nts., 12/1/05................      700,000     213,500
                                                                   ----------
Media/Entertainment: Telecommunications--0.3%
360networks, Inc., 13% Sr. Unsec. Nts.,
 5/1/08(/4/)(/7/)................................... EUR  600,000         365
COLT Telecom Group plc, 0%/12% Sr. Unsec. Disc.
 Nts., 12/15/06(/9/)................................      600,000     504,000
FLAG Telecom Holdings Ltd., 11.625% Sr. Nts.,
 3/30/10............................................ EUR  200,000      63,049
Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds,
 12/1/06(/7/)....................................... EUR  500,000      42,783
Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09....... EUR  250,000      86,692
KPNQwest BV, 8.875% Sr. Nts., 2/1/08(/4/)........... EUR  250,000     114,839
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09.......... EUR  200,000      44,134
                                                                   ----------
                                                                      855,862
                                                                   ----------
Media/Entertainment: Wireless Communications--0.1%
Microcell Telecommunications, Inc., 0%/12% Sr.
 Unsec. Disc. Nts., 6/1/09(/9/).....................      750,000     213,750
                                                                   ----------
Service--0.1%
Petroleos Mexicanos, 9.375% Sr. Unsec. Bonds,
 12/2/08............................................      300,000     324,375
                                                                   ----------

Oppenheimer Multi-Sector Income Trust

                                                     Principal     Market Value
                                                       Amount       See Note 1
                                                  ---------------- ------------
Transportation--0.0%
Pacific & Atlantic Holdings, Inc., 10.50% Sec.
 Nts., 12/31/07(/4/)............................. $        135,339 $    61,579
                                                                   -----------
Utility--0.2%
AES Drax Energy Ltd., 11.50% Sr. Sec. Sub. Nts.,
 8/30/10.........................................          600,000     540,000
                                                                   -----------
                                                                    12,658,835
                                                                   -----------
                                                       Shares
                                                  ----------------
Preferred Stocks--0.0%
Pacific & Atlantic Holdings, Inc., 7.50% Cum.
 Cv., Series A(/4/)(/5/)(/6/)....................            7,031      38,671
                                                                   -----------
Common Stocks--0.0%
COLT Telecom Group plc, ADR(/6/).................            7,020      50,193
                                                                   -----------
                                                       Units
                                                  ----------------
Rights, Warrants and Certificates--0.0%
Microcell Telecommunications, Inc. Wts., Exp.
 6/1/06(/6/)(/8/)................................            2,800       8,646
Telus Corp. Wts., Exp. 9/15/05(/6/)..............              539       4,851
Mexico Value Rts., Exp. 6/30/03(/6/).............           28,538         170
                                                                   -----------
                                                                        13,667
                                                                   -----------
                                                     Principal
                                                       Amount
                                                  ----------------
Structured Instruments--1.3%
Deutsche Bank AG, South Korean Won Linked Nts.,
 5.60%, 5/9/02................................... KRW  292,500,000     227,213
ING Barings LLC, Zero Coupon Russian Equity
 Linked Nts., 4/19/02............................            3,400     216,274
Standard Chartered Bank, Philippines Peso/New
 Taiwan Dollar Linked Nts., 9.28%, 1/14/02.......          305,000     305,153
Standard Chartered Bank, South Korean Won Linked
 Nts., 5.48%, 5/28/02............................ KRW1,930,915,000   1,504,026
UBS AG Australian Dollar Property Index Linked
 Nts., 7%, 7/30/02............................... AUD    1,550,000     822,115
                                                                   -----------
                                                                     3,074,781
                                                                   -----------
Foreign Government Obligations--21.9%
Argentina--0.0%
Buenos Aires (Province of) Bonds, Bonos de
 Consolidacion de Deudas, Series PBA1, 3.172%,
 4/1/070(/10/)................................... ARP      113,510      33,416
                                                                   -----------

Oppenheimer Multi-Sector Income Trust

                                                       Principal   Market Value
                                                        Amount      See Note 1
                                                     ------------- ------------
Austria--1.2%
Austria (Republic of) Nts., Series EMTN, 5.50%,
 10/20/07..........................................  EUR 2,800,000 $ 2,699,758
Austria (Republic of) Unsub. Nts., 5.25%, 1/4/11...  EUR   110,000     103,654
                                                                   -----------
                                                                     2,803,412
                                                                   -----------
Belgium--2.2%
Belgium (Kingdom of) Bonds, Series 35, 5.75%,
 9/28/10...........................................  EUR 5,370,000   5,229,504
                                                                   -----------
Brazil--4.0%
Brazil (Federal Republic of) Bonds:
 8.875%, 4/15/24...................................      3,604,000   2,063,290
 9.625%, 7/15/05...................................        540,000     472,500
 10.25%, 1/11/06...................................        945,000     841,050
 12.25%, 3/6/30....................................      1,750,000   1,299,375
 Series 15 yr., 3.25%, 4/15/09(/10/)...............        273,529     197,625
Brazil (Federal Republic of) Debt Capitalization
 Bonds, Series 20 yr., 8%, 4/15/14.................      2,945,533   2,002,963
Brazil (Federal Republic of) Debt Conversion Bonds:
 Series 18 yr., 3.25%, 4/15/12(/10/)...............        710,000     420,675
 Series D, 3.25%, 4/15/12(/10/)....................        760,000     450,300
Brazil (Federal Republic of) Eligible Interest
 Bonds, 3.188%, 4/15/06(/10/)......................        559,440     458,741
Brazil (Federal Republic of) Gtd. Disc. Bonds,
 3.188%, 4/15/24(/10/).............................        910,000     600,600
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
 11%, 8/17/40......................................      1,160,000     769,080
 11.25%, 7/26/07...................................        180,000     157,050
                                                                   -----------
                                                                     9,733,249
                                                                   -----------
Bulgaria--0.2%
Bulgaria (Republic of) Disc. Bonds, Tranche A,
 4.562%, 7/28/24(/10/).............................        260,000     205,400
Bulgaria (Republic of) Interest Arrears Debs.,
 Series PDI, 4.562%, 7/28/11(/10/).................        326,700     257,276
                                                                   -----------
                                                                       462,676
                                                                   -----------
Canada--0.1%
Canada (Government of) Nts., 0.70%, 3/20/06........  JPY 3,000,000      24,901
Ontario (Province of) Unsec. Unsub. Nts., 1.875%,
 1/25/10...........................................  JPY27,000,000     235,843
                                                                   -----------
                                                                       260,744
                                                                   -----------

Oppenheimer Multi-Sector Income Trust

                                                     Principal    Market Value
                                                       Amount      See Note 1
                                                   -------------- ------------
Colombia--0.3%
Colombia (Republic of) Unsec. Unsub. Bonds,
 8.375%, 2/15/27..................................   $    235,000  $  168,025
Colombia (Republic of) Unsec. Unsub. Nts.:
 9.75%, 4/23/09...................................         55,000      57,681
 11.375%, 1/31/08................................. EUR    420,000     383,734
                                                                   ----------
                                                                      609,440
                                                                   ----------
Dominican Republic--0.2%
Dominican Republic Unsec. Unsub. Bonds, 9.50%,
 9/27/06(/8/).....................................        470,000     464,712
                                                                   ----------
Ecuador--0.3%
Ecuador (Republic of) Unsec. Bonds, 5%,
 8/15/30(/10/)....................................      2,035,000     829,262
                                                                   ----------
France--1.2%
France (Government of) Bonds, Obligations
 Assimilables du Tresor:
 5.50%, 4/25/07................................... EUR    190,000     183,951
 5.50%, 10/25/10.................................. EUR  2,910,000   2,813,945
                                                                   ----------
                                                                    2,997,896
                                                                   ----------
Germany--0.7%
Germany (Republic of) Bonds:
 5.25%, 7/4/10.................................... EUR  1,140,000   1,091,076
 Series 98, 5.25%, 1/4/08......................... EUR    730,000     701,630
                                                                   ----------
                                                                    1,792,706
                                                                   ----------
Great Britain--0.4%
United Kingdom Treasury Bonds, 7.75%, 9/8/06...... GBP    610,000   1,008,659
                                                                   ----------
Hungary--0.7%
Hungary (Government of) Bonds:
 Series 04/J, 8.50%, 10/12/04..................... HUF303,360,000   1,063,152
 Series 05/E, 9.25%, 5/12/05...................... HUF122,150,000     441,191
 Series 06/E, 8.50%, 5/12/06...................... HUF 81,850,000     292,458
                                                                   ----------
                                                                    1,796,801
                                                                   ----------
Italy--0.1%
Italy (Republic of) Treasury Bonds, Buoni del
 Tesoro Poliennali, 4.25%, 11/1/09................ EUR    165,000     145,955
                                                                   ----------
Ivory Coast--0.0%
Ivory Coast (Government of) Past Due Interest
 Bonds, Series F, 3/29/18(/6/)(/7/)............... FRF  4,569,500     100,391
                                                                   ----------

Oppenheimer Multi-Sector Income Trust

                                                       Principal   Market Value
                                                        Amount      See Note 1
                                                     ------------- ------------
Mexico--2.6%
United Mexican States Bonds:
 5.01%, 12/31/19...................................  DEM   885,000  $  343,370
 11.375%, 9/15/16..................................        315,000     381,150
 11.50%, 5/15/26...................................        310,000     389,050
 Series MTN, 8.30%, 8/15/31........................      3,425,000   3,258,887
United Mexican States Collateralized Fixed Rate Par
 Bonds, Series B, 6.25%, 12/31/19..................        335,000     322,437
United Mexican States Nts., 8.375%, 1/14/11........        415,000     426,620
United Mexican States Sr. Nts., 8.625%, 3/12/08....      1,165,000   1,237,812
                                                                    ----------
                                                                     6,359,326
                                                                    ----------
Norway--0.5%
Norway (Government of) Bonds, 5.75%, 11/30/04......  NOK10,620,000   1,193,831
                                                                    ----------
Panama--0.3%
Panama (Republic of) Bonds:
 9.375%, 4/1/29....................................        326,000     337,736
 10.75%, 5/15/20...................................        150,000     154,875
Panama (Republic of) Interest Reduction Bonds,
 4.75%, 7/17/14(/10/)..............................        284,074     243,594
                                                                    ----------
                                                                       736,205
                                                                    ----------
Philippines--0.6%
Philippines (Republic of) Bonds, 9.50%, 10/21/24...        375,000     372,187
Philippines (Republic of) Nts., 10.625%, 3/16/25...        585,000     497,250
Philippines (Republic of) Unsec. Bonds, 9.875%,
 1/15/19...........................................        685,000     560,844
                                                                    ----------
                                                                     1,430,281
                                                                    ----------
Poland--0.1%
Poland (Republic of) Bonds, Series 0506, 8.50%,
 5/12/06...........................................  PLZ 1,325,000     301,475
                                                                    ----------
Portugal--0.1%
Portugal (Republic of) Obrig Do Tes Medio Prazo
 Unsec. Unsub. Nts., 5.85%, 5/20/10................  EUR   305,000     298,778
                                                                    ----------
Russia--3.2%
Russian Federation Unsec. Unsub. Nts.:
 8.25%, 3/31/10....................................        110,731      87,062
 10%, 6/26/07......................................      2,550,000   2,336,438
Russian Federation Unsub. Bonds, 8.25%, 3/31/10....      2,355,000   1,861,039
Russian Federation Unsub. Nts., 5%, 3/31/30(/10/)..      6,323,750   3,026,863

Oppenheimer Multi-Sector Income Trust

                                                        Principal   Market Value
                                                         Amount      See Note 1
                                                      ------------- ------------
Russia (Continued)
Russian Ministry of Finance Unsec. Debs., Series IV,
 3%, 5/14/03(/4/)...................................    $   565,000 $   505,322
                                                                    -----------
                                                                      7,816,724
                                                                    -----------
Spain--0.3%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
 del Estado, 5.40%, 7/30/11.........................  EUR   695,000     652,153
                                                                    -----------
The Netherlands--1.0%
Netherlands (Government of The) Bonds, 5.50%,
 7/15/10............................................  EUR 2,490,000   2,406,463
                                                                    -----------
Turkey--0.2%
Turkey (Republic of) Bonds, 11.75%, 6/15/10(/11/)...        175,000     160,563
Turkey (Republic of) Sr. Unsec. Unsub. Nts.,
 11.875%, 1/15/30(/11/).............................        125,000     108,438
Turkey (Republic of) Sr. Unsub. Bonds, 12.375%,
 6/15/09............................................        132,000     123,090
                                                                    -----------
                                                                        392,091
                                                                    -----------
Ukraine--0.5%
Ukraine (Republic of) Sr. Unsec. Nts., 11%,
 3/15/07............................................      1,427,860   1,256,160
                                                                    -----------
Venezuela--0.9%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27.......        145,000      96,570
Venezuela (Republic of) Debs., Series DL, 4.75%,
 12/18/07(/10/).....................................      2,702,109   2,144,799
                                                                    -----------
                                                                      2,241,369
                                                                    -----------
                                                                     53,353,679
                                                                    -----------
Loan Participations--0.2%
Algeria (Republic of) Trust III Nts., Tranche 3,
 0.938%, 3/4/10(/4/)(/10/)..........................  JPY23,687,263     137,154
Morocco (Kingdom of) Loan Participation Agreement,
 Tranche A, 5.094%, 1/1/09(/4/)(/10/)...............        314,821     274,682
                                                                    -----------
                                                                        411,836
                                                                    -----------
Total International Sector (Cost $76,812,042).......                 69,601,662
                                                                    -----------
Asset-Backed Sector--63.7%
Asset-Backed Securities--2.2%
Conseco Finance, Home Equity Loan Pass-Through
 Certificates, Series 2001-D, Cl. M2, 4.25%,
 11/15/32(/10/).....................................      2,400,000   2,400,000
Lehman ABS Corp., Commercial Mtg. Pass-Through
 Certificates, Series 2001-B, Cl. A4, 5.27%,
 9/15/18(/12/)......................................      2,000,000   2,011,875
Principal Residential Mortgage Capital Resources
 Trust, Real Estate Mtg. Investment Conduit
 Participation Certificates, Series 2000-1, Cl. B,
 4.112%, 6/20/05(/4/)(/10/).........................      1,000,000     992,812
                                                                    -----------
                                                                      5,404,687
                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                         Principal  Market Value
                                                          Amount     See Note 1
                                                        ----------- ------------
Government Agency--52.0%
FHLMC/FNMA/Sponsored--50.4%
Federal Home Loan Mortgage Corp., 12%, 5/1/10-6/1/15..  $   564,719 $    652,456
Federal Home Loan Mortgage Corp., Gtd. Real Estate
 Mtg. Investment Conduit Participation Certificates,
 Series 1331, Cl. Z, 8%, 4/15/07......................    1,670,073    1,730,613
Federal Home Loan Mortgage Corp., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Series 2054, Cl. TE, 6.25%, 4/15/24..................      534,000      558,030
Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 194, Cl. IO, (3.504)%, 4/1/28(/13/)...........    1,446,698      237,575
 Series 197, Cl. IO, 3.441%, 4/1/28(/13/).............    3,768,820      688,988
 Series 199, Cl. IO, 1.077%, 8/1/28(/13/).............    9,952,925    1,684,222
 Series 202, Cl. IO, (1.90)%, 4/1/29(/13/)............   33,978,502    5,510,888
 Series 208, Cl. IO, (3.38)%, 6/1/30(/13/)............    5,306,659      613,583
Federal National Mortgage Assn.:
 6%, 11/25/31(/11/)(/12/).............................   26,900,000   27,219,572
 6.50%, 11/25/28(/1/)(/12/) ..........................   60,600,000   62,304,678
 6.50%, 1/1/29........................................    9,231,915    9,521,983
 7%, 9/2/29-12/1/29...................................    2,408,284    2,512,300
 7.50%, 6/1/10-9/1/29.................................    6,754,805    7,082,869
 11%, 7/1/16..........................................      230,777      259,001
 13%, 6/1/15..........................................      443,144      527,200
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit
 Pass-Through Certificates, Trust 1999-29, Cl. D,
 6.50%, 12/25/26......................................    1,914,400    1,983,185
                                                                    ------------
                                                                     123,087,143
                                                                    ------------
GNMA/Guaranteed--1.6%
Government National Mortgage Assn.:
 6%, 11/20/31(/12/)...................................    2,750,000    2,796,420
 7%, 1/15/28-3/15/28..................................      604,598      632,834
 7.75%, 7/20/27.......................................      116,128      120,211
 11%, 10/20/19........................................      141,707      162,928
 12%, 11/20/13-9/20/15................................      133,658      156,754
                                                                    ------------
                                                                       3,869,147
                                                                    ------------

Oppenheimer Multi-Sector Income Trust

                                                         Principal  Market Value
                                                          Amount     See Note 1
                                                        ----------- ------------
Private--9.5%
Commercial--3.8%
Asset Securitization Corp., Commercial Mtg. Pass-
 Through Certificates, Series 1995-MD4, Cl. A5,
 7.384%, 8/13/29......................................  $ 1,500,000 $  1,540,195
Capital Lease Funding Securitization LP, Interest-Only
 Corporate-Backed Pass-Through Certificates, Series
 1997-CTL1, 11.036%, 6/22/24(/4/)(/13/)...............   10,019,011      307,615
Commercial Mortgage Acceptance Corp., Interest-Only
 Stripped Mtg.-Backed Security, Series 1996-C1, Cl. X-
 2, 27.02%, 12/25/20(/4/)(/13/).......................    4,581,282        2,863
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-
 Through Certificates, Series 1997-CHL1, Cl. C,
 8.112%, 7/25/06(/4/)(/10/)...........................      800,000      784,000
First Union-Lehman Brothers Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through Certificates, Series
 1997-C2, Cl. F, 7.50%, 9/18/15.......................      600,000      507,188
GMAC Commercial Mortgage Securities, Inc., Interest-
 Only Stripped Mtg.-Backed Security Pass-Through
 Certificates, Series 1997-C1, Cl. X, 7.755%,
 7/15/27(/13/)........................................    3,078,212      216,196
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-
 Through Certificates, Series 1996-MC2, Cl. F, 5.75%,
 12/21/26.............................................    1,600,000    1,402,750
Prudential Mortgage Capital Co. II LLC, Commercial
 Mtg. Pass-Through Certificates, Series PRU-HTG 2000-
 C1, Cl. A2, 7.306%, 10/6/15..........................    3,700,000    4,079,250
Strategic Hotel Capital, Inc., Commercial Mtg.
 Obligations, Series 2001-SCH1, Cl. E, 4.725%,
 4/17/06(/4/)(/10/)...................................      498,956      482,896
                                                                    ------------
                                                                       9,322,953
                                                                    ------------
Residential--5.7%
Lehman Structured Securities Corp., Collateralized
 Mtg. Obligations,
 Series 2001-GE4, Cl. A, 6%, 10/25/30.................    1,500,000    1,492,500
PNC Mortgage Securities Corp., Collateralized Mtg.
 Obligations Pass-Through Certificates, Series 1998-
 11, Cl. 1A5, 6.50%, 11/25/28.........................   10,000,000   10,253,100
Salomon Brothers Mortgage Securities VII, Inc.,
 Commercial Mtg. Pass-Through Certificates, Series
 1996-B, Cl. 1, 7.136%, 4/25/26(/4/)..................    1,176,002      893,762
Structured Asset Securities Corp., Collateralized Mtg.
 Obligations,
 Series 2001-1, Cl. A, 7.50%, 7/25/30(/4/)............    1,278,357    1,271,966
                                                                    ------------
                                                                      13,911,328
                                                                    ------------
Total Asset-Backed Sector (Cost $158,043,034).........               155,595,258
                                                                    ------------

Oppenheimer Multi-Sector Income Trust

                                                     Principal   Market Value
                                                       Amount     See Note 1
                                                     ----------  ------------
Money Market Sector--3.6%
Short-Term Notes--1.2%
American Home Products, 2.35%, 1/29/02.............. $1,500,000  $  1,491,918
Victory Receivables Corp., 2.70%, 11/26/01..........  1,500,000     1,497,188
                                                                 ------------
                                                                    2,989,106
                                                                 ------------
Repurchase Agreements--2.4%
Repurchase agreement with Deutsche Bank Securities,
 Inc., 2.54%, dated 10/31/01, to be repurchased at
 $5,890,416 on 11/1/01, collateralized by
 U.S. Treasury Bonds, 8.125%-8.75%, 8/15/20-8/15/21,
 with a value of $6,029,935.........................  5,890,000     5,890,000
                                                                 ------------
Total Money Market Sector (Cost $8,878,473).........                8,879,106
                                                                 ------------
Total Investments, at Value (Cost $362,067,257).....      135.7%  331,330,641
                                                                 ------------
Liabilities in Excess of Other Assets...............      (35.7)  (87,164,332)
                                                     ----------  ------------
Net Assets..........................................      100.0% $244,166,309
                                                     ==========  ============

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                    HUF--Hungarian Forint
AUD--Australian Dollar                 JPY--Japanese Yen
DEM--German Mark                       KRW--South Korean Won
EUR--Euro                              NOK--Norwegian Krone
FRF--French Franc                      PLZ--Polish Zloty
GBP--British Pound Sterling

1. Securities with an aggregate market value of $3,393,098 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

3. Zero coupon bond reflects the effective yield on the date of purchase.

4. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

5. Interest or dividend is paid in kind.

6. Non-income-producing security.

7. Issuer is in default.

Oppenheimer Multi-Sector Income Trust


8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,925,077 or 3.66% of the Trust's net assets as of October 31, 2001.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Represents the current interest rate for a variable or increasing rate security.

11. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                          Principal (000s) Expiration Exercise Premium  Market Value
                          Subject to Call    Dates     Price   Received  See Note 1
                          ---------------- ---------- -------- -------- ------------
Federal National
 Mortgage Assn.,
 6%, 11/25/31 Call......       4,500        11/7/01    .9991%  $20,391    $57,656
Turkey (Republic of)
 Bonds,
 11.75%, 6/15/10 Call...         175        1/24/02    .9175     3,150      3,873
Turkey (Republic of) Sr.
 Unsec. Unsub. Nts.,
 11.875%, 1/15/30 Call..         125        1/24/02    .8675     3,125      3,150
                                                               -------    -------
                                                               $26,666    $64,679
                                                               =======    =======

12. When-issued security to be delivered and settled after October 31, 2001.

13. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities October 31, 2001

Oppenheimer Multi-Sector Income Trust

ASSETS
Investments, at value (cost $362,067,257)--see accompanying
 statement....................................................... $331,330,641
Cash.............................................................    2,109,103
Unrealized appreciation on foreign currency contracts............       67,125
Receivables and other assets:
 Investments sold (including $13,542,249 sold on a when-issued
  basis).........................................................   14,037,479
 Interest, dividends and principal paydowns......................    4,588,199
 Daily variation on futures contracts............................      833,365
 Other...........................................................        1,909
                                                                  ------------
  Total assets...................................................  352,967,821
                                                                  ------------
LIABILITIES
Unrealized depreciation on foreign currency contracts............       30,281
Options written, at value (premiums received $26,666)--see
 accompanying statement..........................................       64,679
Payables and other liabilities:
 Investments purchased (including $106,841,306 purchased on a when-issued basis).............................................  108,375,870
 Dividends.......................................................      113,299
 Trustees' compensation..........................................       77,307
 Closed foreign currency contracts...............................       54,812
 Shareholder reports.............................................       15,572
 Management and administrative fees..............................       15,075
 Other...........................................................       54,617
                                                                  ------------
  Total liabilities..............................................  108,801,512
                                                                  ------------
NET ASSETS....................................................... $244,166,309
                                                                  ============
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest....................... $    291,875
Additional paid-in capital.......................................  307,087,761
Undistributed (overdistributed) net investment income............     (696,954)
Accumulated net realized gain (loss) on investments and foreign currency transactions...........................................  (35,545,255)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies......................................................  (26,971,118)
                                                                  ------------
NET ASSETS--applicable to 29,187,484 shares of beneficial
 interest outstanding............................................ $244,166,309
                                                                  ============
NET ASSET VALUE PER SHARE........................................        $8.37

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended October 31, 2001

Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME
Interest......................................................... $ 23,823,146
Dividends........................................................      669,594
                                                                  ------------
  Total income...................................................   24,492,740
                                                                  ------------
EXPENSES
Management fees..................................................    1,634,705
Shareholder reports..............................................       81,757
Transfer and shareholder servicing agent fees....................       43,144
Custodian fees and expenses......................................       44,049
Accounting service fees..........................................       24,000
Registration and filing fees.....................................       21,455
Other............................................................       48,693
                                                                  ------------
  Total expenses.................................................    1,897,803
    Less reduction to custodian expenses.........................       (7,601)
                                                                  ------------
  Net expenses...................................................    1,890,202
                                                                  ------------
NET INVESTMENT INCOME............................................   22,602,538
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments (including premiums on options exercised)..........   (6,754,384)
  Closing of futures contracts...................................     (160,750)
  Closing and expiration of option contracts written.............      135,677
  Foreign currency transactions..................................   (1,171,986)
                                                                  ------------
    Net realized gain (loss).....................................   (7,951,443)
                                                                  ------------
Net change in unrealized appreciation (depreciation) on:
  Investments....................................................   (6,850,703)
  Translation of assets and liabilities denominated in foreign
   currencies....................................................    1,950,517
                                                                  ------------
    Net change...................................................   (4,900,186)
                                                                  ------------
Net realized and unrealized gain (loss)..........................  (12,851,629)
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $  9,750,909
                                                                  ============

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Oppenheimer Multi-Sector Income Trust

                                                     Year Ended October 31,
                                                        2001          2000
                                                    ------------  ------------
OPERATIONS
Net investment income (loss)....................... $ 22,602,538  $ 25,018,327
Net realized gain (loss)...........................   (7,951,443)  (10,854,137)
Net change in unrealized appreciation
 (depreciation)....................................   (4,900,186)   (7,258,671)
                                                    ------------  ------------
Net increase (decrease) in net assets resulting
 from operations...................................    9,750,909     6,905,519
                                                    ------------  ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income...............  (22,861,344)  (19,768,847)
Tax return of capital distribution ................     (959,803)          --
Distributions in excess of net realized gain.......          --     (4,688,650)
                                                    ------------  ------------
BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares issued to shareholders in
 reinvestment of dividends.........................      607,802           --
                                                    ------------  ------------
NET ASSETS
Total decrease.....................................  (13,462,436)  (17,551,978)
Beginning of period................................  257,628,745   275,180,723
                                                    ------------  ------------
End of period [including undistributed
 (overdistributed) net investment income of
 $(696,954) and $(297,342), respectively].......... $244,166,309  $257,628,745
                                                    ============  ============


See accompanying Notes to Financial Statements.

Financial Highlights

Oppenheimer Multi-Sector Income Trust

                                     Year Ended October 31,
                            2001           2000      1999       1998           1997
                          --------       --------  --------   --------       --------
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....     $8.85          $9.45     $9.82     $10.61         $10.52
                          --------       --------  --------   --------       --------
Income (loss) from
 investment operations:
Net investment income...       .78 (/1/)      .86       .87        .79            .89
Net realized and
 unrealized gain
 (loss).................      (.44)(/1/)     (.62)     (.43)      (.75)           .08
                          --------       --------  --------   --------       --------
Total income (loss) from
 investment operations..       .34            .24       .44        .04            .97
                          --------       --------  --------   --------       --------
Dividend and/or
 distributions to
 shareholders:
Dividends from net
 investment income......      (.79)          (.68)     (.81)      (.78)          (.88)
Tax return of capital
 distribution...........      (.03)          (.16)      --        (.05)           --
                          --------       --------  --------   --------       --------
Total dividends and/or
 distributions to
 shareholders...........      (.82)          (.84)     (.81)      (.83)          (.88)
                          --------       --------  --------   --------       --------
Net asset value, end of
 period.................     $8.37          $8.85     $9.45      $9.82         $10.61
                          ========       ========  ========   ========       ========
Market value, end of
 period.................     $8.08          $7.88     $8.06      $9.38         $10.13
                          ========       ========  ========   ========       ========

TOTAL RETURN, AT MARKET
 VALUE(/2/).............     12.79%          6.93%    (6.64)%     0.17%         11.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $244,166       $257,629  $275,181   $285,907       $308,972
Average net assets (in
 thousands).............  $251,362       $269,849  $285,213   $304,773       $308,712
Ratios to average net
 assets:(/3/)
  Net investment
   income...............      8.99%(/1/)     9.27%     8.86%      7.56%          8.42%
  Expenses..............      0.75%          0.84%     1.03%      1.01%(/4/)     0.99%(/4/)
Portfolio turnover
 rate...................       133%           104%      159%       402%           259%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income          $.79
Net realized and unrealized
 gain (loss)                   (.45)
Net investment income ratio    9.19%

2. Assumes a $1,000 hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements

Notes to Financial Statements

Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Trust's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Trust invests in foreign- currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Trust records a realized gain or loss when a structured note is sold or matures. As of October 31, 2001, the market value of these securities comprised 1.3% of the Trust's net assets and resulted in unrealized gains in the current period of $56,895. The Trust also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Trust on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Trust may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such transactions while remaining substantially fully invested. As of October 31, 2001, the Trust had entered into

Oppenheimer Multi-Sector Income Trust

net outstanding when-issued transactions of $93,299,057.

In connection with its ability to purchase securities on a when-issued basis, the Trust may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Trust generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

Risks to the Trust of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Trust to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

Security Credit Risk. The Trust invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2001, securities with an aggregate market value of $1,617,124, representing 0.66% of the Trust's net assets, were in default.

Foreign Currency Translation. The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements. The Trust requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

Oppenheimer Multi-Sector Income Trust

As of October 31, 2001, the Trust had available for federal income tax purposes unused capital loss carryovers as follows:

   Expiring
   --------
   2003       $ 7,982,990
   2006         1,509,541
   2007        11,561,894
   2008         5,440,197
   2009         4,239,210
              -----------
   Total      $30,733,832
              ===========

Trustees' Compensation. The Trust has adopted an unfunded retirement plan for the Trust's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2001, the Trust's projected benefit obligations were decreased by $42,293 and payments of $13,985 were made to retired trustees, resulting in an accumulated liability of $75,335 as of October 31, 2001.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Trust. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The Trust adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect an increase in overdistributed net investment income of $140,806. Accumulated net realized loss was decreased by the same amount. As noted in the Statement of Changes in Net Assets, the Trust realized a tax return of capital of $959,803. Net assets of the Trust were unaffected by the reclassifications.

Oppenheimer Multi-Sector Income Trust


Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Other. The Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Trust elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Trust did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Trust, but resulted in a $450,127 decrease to cost of securities and a corresponding $450,127 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended October 31, 2001, interest income decreased by $500,611, net realized loss on investments increased by $304,238, and the change in net unrealized depreciation on investments decreased by $804,849.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                     Year Ended     Year Ended
                                                     October 31,    October 31,
                                                        2001           2000
                                                   --------------- -------------
                                                   Shares  Amount  Shares Amount
                                                   ------ -------- ------ ------
Net increase from dividends reinvested............ 71,416 $607,802  --     $--

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $394,326,940 and $364,855,569, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of

Oppenheimer Multi-Sector Income Trust

securities for federal income tax purposes of $363,425,019 was:

Gross unrealized appreciation.................................... $  7,839,386
Gross unrealized depreciation....................................  (39,933,764)
                                                                  ------------
Net unrealized appreciation (depreciation)....................... $(32,094,378)
                                                                  ============

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust's average annual net assets.

Accounting Fees. The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees. Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Trust may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Trust include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

The Trust may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Oppenheimer Multi-Sector Income Trust

As of October 31, 2001, the Trust had outstanding foreign currency contracts as follows:

                                                Valuation
                                     Contract     as of
                         Expiration   Amount   October 31,  Unrealized   Unrealized
Contract Description       Dates      (000s)      2001     Appreciation Depreciation
--------------------     ----------  --------  ----------- ------------ ------------
Contracts to Purchase
British Pound Sterling
 (GBP)..................  11/21/01  GBP    260 $  377,690    $ 6,280      $   --
Euro (EUR)..............  11/30/01  EUR  3,090  2,779,919     29,819          --
Japanese Yen (JPY)......   11/5/01  JPY245,000  2,002,194      3,662          --
                                                             -------      -------
                                                              39,761          --
                                                             -------      -------
Contracts to Sell
Australian Dollar
 (AUD)..................    1/9/02  AUD  3,170  1,593,168      3,086          --
British Pound Sterling   11/23/01-  GBP  1,255  1,822,483        --        20,679
 (GBP)..................  11/29/01
Euro (EUR).............. 11/13/01-  EUR  1,695  1,525,750        897        9,602
                          11/21/01
Japanese Yen (JPY)......  11/20/01  JPY236,374  1,933,558     23,381          --
                                                             -------      -------
                                                              27,364       30,281
                                                             -------      -------
Total Unrealized
 Appreciation and
 Depreciation...........                                     $67,125      $30,281
                                                             =======      =======

6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Trust may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Trust may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The

Oppenheimer Multi-Sector Income Trust

Trust recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
As of October 31, 2001, the Trust had outstanding futures contracts as follows:

                                                     Valuation
                                                       as of      Unrealized
                               Expiration Number of October 31,  Appreciation
Contract Description             Dates    Contracts    2001     (Depreciation)
--------------------           ---------- --------- ----------- --------------
Contracts to Purchase
Crude Oil.....................  11/19/01      20    $  423,600    $  (34,300)
DAX Index.....................  12/21/01       4       412,386        47,332
Euro-Bundesobligation.........   12/6/01      18     1,815,811        67,444
FTSE 100 Index................  12/21/01       1        73,224          (814)
Japan (Government of) Bonds,
 10 yr........................  12/11/01       1     1,148,646         9,477
Nasdaq 100....................  12/20/01      10     1,369,000       (23,000)
Nikkei 225 Index..............  12/13/01       2       104,400           275
United Kingdom Long Gilt......  12/27/01       2       343,244         3,781
U.S. Long Bond................  12/19/01     198    21,866,625     1,062,726
U.S. Treasury Nts., 2 yr......  12/27/01     132    28,010,813       688,875
U.S. Treasury Nts., 5 yr......  12/19/01     276    30,321,188       641,148
U.S. Treasury Nts., 10 yr.....  12/19/01     329    36,688,641     1,302,874
                                                                  ----------
                                                                  $3,765,818
                                                                  ==========

7. Option Activity

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.


The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Oppenheimer Multi-Sector Income Trust

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
Written option activity for the year ended October 31, 2001 was as follows:

                                     Call Options            Put Options
                                 ---------------------  -----------------------
                                 Principal/              Principal/
                                 Number of   Amount of   Number of    Amount of
                                 Contracts   Premiums    Contracts    Premiums
                                 ----------  ---------  ------------  ---------
Options outstanding as of
 October 31, 2000...............        415  $   4,897     2,566,500  $  26,692
Options written.................  1,419,045    218,490   227,082,462    138,014
Options closed or expired.......    (21,490)  (149,583) (229,648,962)  (164,706)
Options exercised............... (1,393,170)   (47,138)          --         --
                                 ----------  ---------  ------------  ---------
Options outstanding as of
 October 31, 2001...............      4,800  $  26,666           --   $     --
                                 ==========  =========  ============  =========

Oppenheimer Multi-Sector Income Trust

8. Illiquid or Restricted Securities

As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $13,989,287, which represents 5.73% of the Trust's net assets, of which $11,556 is considered restricted. Information concerning restricted securities is as follows:

                                                       Valuation
                                                         as of      Unrealized
                                     Acquisition      October 31,  Appreciation
Security                                Date     Cost    2001     (Depreciation)
--------                             ----------- ---- ----------- --------------
Stocks and/or Warrants
Aurora Foods, Inc...................   9/18/00   $--    $11,556      $11,556

Independent Auditors' Report

Oppenheimer Multi-Sector Income Trust

The Board of Trustees and Shareholders of Oppenheimer Multi-Sector Income
Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Multi-Sector Income Trust, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-lights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custo-dian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evalu-ating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above pre-sent fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2001

General Information Concerning the Trust

Oppenheimer Multi-Sector Income Trust

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives under normal market conditions, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors:
U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of "derivative investments" and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. Although, the Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Trust and a Senior Vice President of the Advisor and Mr. Wong is Vice President of the Advisor and the Trust. Messrs Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust's portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr. Wong worked on fixed income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for economics at the University of Chicago. Other members of the Advisor's fixed income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Trust's Portfolio Managers with support in managing the Trust's portfolio.

Dividend Reinvestment and Cash Purchase Plan. Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of

Oppenheimer Multi-Sector Income Trust

purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1.800.647.7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information. The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New

Oppenheimer Multi-Sector Income Trust

York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is generally published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

Federal Income Tax Information (Unaudited)

Oppenheimer Multi-Sector Income Trust

In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2001. Regula-tions of the U.S. Treasury Department require the Trust to report this informa-tion to the Internal Revenue Service.

Dividends paid by the Trust during the fiscal year ended October 31, 2001 which are not designated as capital gain distributions should be multiplied by 2.63% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting dis-tributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Oppenheimer Multi-Sector Income Trust

                  Officers and Trustees
                  Leon Levy, Chairman of the Board
                    of Trustees
                  Donald W. Spiro, Vice Chairman
                    of the Board of Trustees
                  John V. Murphy, Trustee and President
                  Robert G. Galli, Trustee
                  Phillip A. Griffiths, Trustee
                  Benjamin Lipstein, Trustee
                  Elizabeth B. Moynihan, Trustee
                  Kenneth A. Randall, Trustee
                  Edward V. Regan, Trustee
                  Russell S. Reynolds, Jr., Trustee
                  Clayton K. Yeutter, Trustee
                  Arthur P. Steinmetz, Vice President
                  Caleb Wong, Vice President
                  Robert G. Zack, Secretary
                  Katherine P. Feld, Assistant Secretary
                  Kathleen T. Ives, Assistant Secretary
                  Denis R. Molleur, Assistant Secretary
                  Brian W. Wixted, Treasurer
                  Robert J. Bishop, Assistant Treasurer
                  Scott T. Farrar, Assistant Treasurer

                  Investment Advisor
                  OppenheimerFunds, Inc.

                  Transfer Agent and Registrar
                  Shareholder Financial Services, Inc.

                  Custodian of Portfolio Securities
                  The Bank of New York

                  Independent Auditors
                  KPMG LLP

                  Legal Counsel
                  Mayer, Brown & Platt

                  For more complete information about Oppenheimer Multi-Sector Income Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor.

                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                  Oppenheimer funds are distributed by
                  OppenheimerFunds Distributor, Inc.,
                  498 Seventh Avenue, New York, NY 10018

                  (C) Copyright 2001 OppenheimerFunds, Inc.
                      All rights reserved.






RA0680.001.1001   [LOGO] Printed on recycled paper

2001 Annual Report

Oppenheimer
Multi-Sector
Income Trust

October 31, 2001